LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                           ENDED AUGUST 31, 2000

Seeking growth of capital

KEMPER S&P 500
INDEX FUND

     "... The fund began operating in a challenging market environment marked by increased volatility, weakness in many Internet-related stocks and higher short-term interest rates. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
7
PERFORMANCE UPDATE
11
INDUSTRY SECTORS
12
LARGEST HOLDINGS
13
PORTFOLIO OF INVESTMENTS
25
FINANCIAL STATEMENTS
28
FINANCIAL HIGHLIGHTS
29
NOTES TO FINANCIAL STATEMENTS
33
REPORT OF INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER S&P 500 INDEX FUND CUMULATIVE TOTAL RETURNS
 FOR THE FIVE-MONTH PERIOD ENDED AUGUST 31, 2000 (UNADJUSTED FOR ANY SALES
 CHARGE)
[BAR GRAPH]

Kemper S&P 500 Index Fund Class A                                                0.95%
Kemper S&P 500 Index Fund Class B                                                0.74%
Kemper S&P 500 Index Fund Class C                                                0.74%
S&P 500 Index                                                                    0.78%
Lipper S&P Funds Category Average*                                               1.53%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. LIPPER DATA ARE FOR THE PERIOD 3/31/00 TO 8/31/00.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    8/31/00   4/3/00
 .........................................................
    KEMPER S&P 500 INDEX FUND
    CLASS A                          $9.59     $9.50
 .........................................................
    KEMPER S&P 500 INDEX FUND
    CLASS B                          $9.57     $9.50
 .........................................................
    KEMPER S&P 500 INDEX FUND
    CLASS C                          $9.57     $9.50
 .........................................................

TERMS TO KNOW

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: Investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in a company, industry, market or economy. Compared with many other types of stocks, technology stocks are subject to a higher degree of volatility.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy put on more speed than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, we estimate that the economy grew at a rate of less 3 percent rate during the summer. It seems that expensive energy, currency volatility and more widespread profit problems, are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Everyone's talking about oil prices, and with good reason: They have a particularly pernicious history of disrupting the economy. Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of gross domestic product (GDP) as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and corporate treasurers are finding it easily. Banks increased business lending by 11.5 percent in the past year, and the bond markets are healthy, with only the lowest credit-quality companies experiencing any difficulty issuing bonds. Capital goods orders reflect executives' enthusiasm -- they've been accelerating since early in the year, and in August were up more than 15 percent compared to a year ago.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. Second, interest expense will surge (thanks to higher rates and all that new debt). Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (9/30/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.80                   6.30                   5.90                   4.80
Prime rate (2)                                  9.50                   9.00                   8.25                   8.50
Inflation rate (3)*                             3.30                   3.20                   2.30                   1.70
The U.S. dollar (4)                             8.40                   0.60                  -3.30                   4.10
Capital goods orders (5)*                      16.10                   8.40                   1.90                  15.60
Industrial production (5)*                      5.80                   5.30                   3.10                   4.40
Employment growth (6)                           1.90                   2.30                   2.20                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 8/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

  Fiscal policy is likely to be more stimulative no matter who wins the presidential election. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists aren't running for office. Politicians are. And inflation risk is about the last thing on the minds of politicians in the heat of their election campaigns. They want to win votes, and the time-tested way to do so is to make promises. Whatever their political differences, neither candidate is planning a lot of fiscal restraint. The good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest. And even then, each candidate's plan maintains a portion of the surplus stemming from Social Security receipts -- a surplus that should reach new heights in 2001.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement) rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers won't stay out of the shopping centers and restaurants for long. We expect consumer spending growth to move back above 3 percent by early next year and stay there.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, growth should pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but banks and the bond market are still lending freely. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of 2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

Sincerely,

Kemper Distributors, Inc.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

JAMES A. CREIGHTON IS THE LEAD PORTFOLIO MANAGER FOR THE KEMPER S&P 500 INDEX FUND, WHICH IS SUBADVISED BY BANKERS TRUST COMPANY. CREIGHTON IS A MANAGING DIRECTOR AND HEAD OF GLOBAL INDEX MANAGEMENT FOR DEUTSCHE ASSET MANAGEMENT. HE RECEIVED HIS MSC IN ACTUARIAL SCIENCE FROM NORTHEASTERN UNIVERSITY AND BSC IN MATHEMATICS FROM DALHOUSIE.
THE SUBADVISOR FOR KEMPER S&P 500 INDEX FUND IS BANKERS TRUST COMPANY, 885 THIRD AVENUE, 32ND FLOOR, NEW YORK, NY. BANKERS TRUST COMPANY MANAGES THE FUND IN ACCORDANCE WITH THE FUND'S INVESTMENT OBJECTIVE AND STATED INVESTMENT POLICIES.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEW IS SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

                             THE S&P 500 INDEX HIT AN ALL-TIME HIGH OF 1552.87 THE WEEK BEFORE THE FUND BEGAN OPERATIONS ON APRIL 3, 2000. FROM APRIL THROUGH JULY 31 THE INDEX DECLINED AMID TECHNOLOGY STOCK WEAKNESS. THE INDEX BOUNCED BACK DURING AUGUST AS IT APPEARED THAT THE FEDERAL RESERVE HAD EFFECTIVELY SLOWED U.S. ECONOMIC GROWTH.

Q HOW DID THE OVERALL EQUITY MARKET AND KEMPER S&P 500 INDEX FUND PERFORM BETWEEN APRIL 3, 2000, AND AUGUST 31, 2000?

A Kemper S&P 500 Index Fund began operating in a challenging market environment marked by increased volatility, weakness in many Internet-related stocks and higher short-term interest rates. The fund's total return was 0.95 percent (Class A shares, unadjusted for a sales charge) for its initial fiscal period from April 3, 2000, to August 31, 2000. This slightly outpaced the 0.78 percent total return of the unmanaged Standard & Poor's 500 index, a group of established large-company stocks, for the same period.

  We attribute the funds better-than-benchmark results of 8.8 percent of net assets as of August 31, 2000, to several reasons. The composition of the S&P 500 index and the stocks held by the fund may occasionally diverge. The timing of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund's performance to deviate from the fully invested S&P 500 index. To maintain a certain amount of liquidity, the fund will make a limited (or minimal) investment in stock index futures or options. The fund will not use these derivatives for speculative purposes or as a leveraged investment that magnify the gains or losses of an investment. The fund invests in derivatives to keep cash on hand to meet shareholder redemptions. The Kemper S&P 500 Index Fund's objective is to match, as closely as possible, before the deductions of expenses, the performance of the S&P 500 index.

  The S&P 500 index hit an all-time high of 1552.87 the week before the fund began operations on April 3, 2000. From April through July 31 the index declined, in part as a result of uncertain earnings prospects for some technology stocks. The index bounced back during August as it appeared that the Federal Reserve had effectively slowed U.S. economic growth to a more sustainable, noninflationary pace.

Q HOW CLOSELY DOES THE FUND'S PORTFOLIO MIRROR THE S&P 500 INDEX?

A It's not an exact duplicate. In some sectors such as technology and financials, the portfolio's weightings were less than the index as of August 31, 2000. The management team's goal is to create a portfolio that mirrors many of the characteristics of the S&P 500, while minimizing costs and avoiding stocks that may be difficult to trade efficiently. To build the portfolio, the management team buys the stocks that make up the larger portions of the S&P 500's value, in roughly the same proportions as in the index. Next, the team analyzes and selects stock with lower market capitalizations, seeking to match the industry and risk characteristics of

PERFORMANCE UPDATE

the index without purchasing every stock in its exact weighting.

Q MANY S&P 500 COMPANIES ARE MERGING, SELLING AND SPINNING OFF PARTS OF THEMSELVES AND MAKING ACQUISITIONS ALL THE TIME. WHAT DOES THIS MEAN FOR THE FUND?

A Since Standard & Poor's periodically changes the components of the S&P 500 index, we expect that the fund will have modest annual portfolio turnover. Our holdings will change over time to reflect the changes of stocks being added to and deleted from the index. The effect on fund performance will vary, depending on investors' perceptions and market reactions to specific changes to the S&P 500 index. For example, one of the best-performing stocks in both the index and the fund during the fund's initial fiscal period was Nabisco Holdings, a cookie and snack maker, which agreed to be acquired by Philip Morris, the tobacco and food company, another index component and fund holding. A transaction that had a negative effect on fund and index performance was computer printer maker Hewlett-Packard's spin-off of Agilent Technologies.

  One long-term trend is that technology firms represent a growing portion of the S&P 500. As of August 31, 2000, technology firms represented 32.56 percent of the index. Just 12 years ago, technology firms made up only 10.3 percent of the index. This trend reflects changes in America's economy as well as the relatively greater confidence that investors have in technology-sector growth compared with so-called Old Economy industries such as steel, autos, paper and chemicals.

Q REALIZING THAT THE FUND DOES NOT SELECT STOCKS IN THE SAME WAY AS A MORE ACTIVELY MANAGED MUTUAL FUND, WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD?

A The consensus estimate among securities analysts is that stocks in the S&P 500 can expand profits (as measured by earnings per share) by 10.5 percent over the next five years. This compares with what analysts expect will be a 13.5 percent increase in average earnings per share for the 12 months ending October 2000. Given this view and what many economists believe is a slowdown in overall U.S. economic growth, we believe it is reasonable to assume that the high returns many stock market investors have reaped over the past five years will be difficult to achieve in the months ahead. Indeed, this past summer some of the many multinational companies that make up the S&P 500 index reduced their growth forecasts because of the devaluation of the euro and higher energy costs.

  Stocks of all sizes have been hurt by the Federal Reserve Board's efforts to raise interest rates since last summer. Between June 1999 and August 2000, the cumulative increase in short-term interest rates was 175 basis points. While most of the increase occurred before the fund began operating, the effects take time to wind their way through the economy. Fortunately, we think we are close to or at an end of the cycle for domestic interest-rate increases. In our view, the market is looking ahead and sees potential stability in rates. Over the long-term, that should create a positive framework for large-company stocks.

PERFORMANCE UPDATE

 COMPOSITION OF THE S&P 500 INDEX

[BARCHART]

                                                                              ON 8/31/00
                                                                              ----------
TECHNOLOGY                                                                       32.6%
FINANCIALS                                                                       14.1%
HEALTH CARE                                                                      10.9%
CONSUMER STAPLES                                                                 10.1%
CAPITAL GOODS                                                                     8.0%
CONSUMER CYCLICALS                                                                7.3%
COMMUNICATION SERVICES                                                            6.6%
ENERGY                                                                            5.3%
UTILITIES                                                                         2.6%
BASIC MATERIALS                                                                   1.9%
TRANSPORTATION                                                                    0.6%

INDEX COMPOSITION IS SUBJECT TO MARKET CHANGE.

 TOP FIVE PERFORMING S&P 500 INDEX STOCKS

 APRIL 3, 2000, TO AUGUST 31, 2000

    NABISCO GROUP HOLDINGS                                        131.44%
 .............................................................................
    REEBOK INTERNATIONAL                                          103.31%
 .............................................................................
    SANMINA                                                        96.46%
 .............................................................................
    MERCURY INTERACTIVE                                            96.29%
 .............................................................................
    ALZA                                                           95.16%
 .............................................................................

TOP PERFORMING S&P 500 INDEX STOCKS FROM 4/3/00 TO 8/31/00

 WORST FIVE PERFORMING S&P 500 INDEX STOCKS

 APRIL 3, 2000, TO AUGUST 31, 2000

    OWENS CORNING                                                 -74.54%
 .............................................................................
    CITRIX SYSTEMS                                                -66.92%
 .............................................................................
    QUALCOMM                                                      -57.46%
 .............................................................................
    GAP                                                           -55.13%
 .............................................................................
    CIRCUIT CITY                                                  -54.89%
 .............................................................................

WORST PERFORMING S&P 500 INDEX STOCKS FROM 4/3/00 TO 8/31/00

SOURCE: BLOOMBERG BUSINESS NEWS. RETURNS FROM ANY OF THE ABOVE STOCKS HELD BY THE FUND DURING ITS INITIAL PERIOD MAY DIFFER FROM MARKET RESULTS.

PERFORMANCE UPDATE

 CUMULATIVE TOTAL RETURNS*

 FOR THE FOUR-MONTH PERIOD ENDED AUGUST 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                LIFE OF FUND
---------------------------------------------------------------------------------------------------
    KEMPER S&P 500 INDEX FUND CLASS A                              -3.62%       (since 4/3/00)
 ...................................................................................................
    KEMPER S&P 500 INDEX FUND CLASS B                               0.74        (since 4/3/00)
 ...................................................................................................
    KEMPER S&P 500 INDEX FUND CLASS C                               0.74        (since 4/3/00)
 ...................................................................................................

* RETURNS ARE HISTORICAL AND DO NOT
  GUARANTEE FUTURE PERFORMANCE.
  INVESTMENT RETURNS AND PRINCIPAL VALUE
  WILL FLUCTUATE SO THAT SHARES, WHEN
  REDEEMED, MAY BE WORTH MORE OR LESS
  THAN ORIGINAL COST.

INDUSTRY SECTORS

A SECTOR BREAKOUT FOR YOUR FUND*
Data shows the percentage of the common stocks in the portfolio that each sector represented on August 31, 2000.
[BAR GRAPH]

                                                                 KEMPER S&P 500 INDEX FUND ON 8/31/00
                                                                 ------------------------------------
Technology                                                                       27.4%
Consumer nondurable                                                              14.7%
Finance                                                                          13.4%
Capital goods                                                                    12.4%
Communication services                                                           12.3%
Health care                                                                      10.5%
Energy                                                                            6.2%
Other                                                                             2.4%
Basic materials                                                                   0.7%

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 23.7 percent of the fund's total net assets on August 31, 2000

              HOLDINGS                 DESCRIPTION                                    PERCENT
---------------------------------------------------------------------------------------------

1.            GENERAL ELECTRIC         General Electric Company develops,               3.9%
                                       manufactures, and markets products for the
                                       generation, distribution, and utilization of
                                       electricity. The Company, through General
                                       Electric Capital Services, Inc., offers a
                                       variety of financial services including
                                       mutual fund management, financing, asset
                                       management, and insurance, General Electric
                                       also owns the National Broadcasting Company.
---------------------------------------------------------------------------------------------

2.            INTEL                    Intel Corporation designs, manufactures, and     3.4%
                                       sells computer components and related
                                       products. The Company's major products
                                       include microprocessors, chipsets, embedded
                                       processors and microcontrollers, flash memory
                                       products, graphics products, network and
                                       communications products, systems management
                                       software, conferencing products, and digital
                                       imaging products.
---------------------------------------------------------------------------------------------

3.            CISCO SYSTEMS            Cisco Systems, Inc. supplies data networking     3.3%
                                       products to the corporate enterprise and
                                       public wide area service provider markets.
                                       The Company's products offer a variety of
                                       end-to-end networking hardware, software, and
                                       services. Cisco's clients include utilities,
                                       corporations, universities, governments, and
                                       small to medium-size businesses worldwide.
---------------------------------------------------------------------------------------------

4.            MICROSOFT                Microsoft Corporation develops, manufactures,    2.5%
                                       licenses, sells, and supports software
                                       products. The Company offers operating system
                                       software, server application software,
                                       business and consumer applications software,
                                       software development tools, and Internet and
                                       intranet software. Microsoft also develops
                                       the MSN network of Internet products and
                                       services.
---------------------------------------------------------------------------------------------

5.            EXXON MOBIL              Exxon Mobil Corporation operates petroleum       1.9%
                                       and petrochemicals businesses on a worldwide
                                       basis. The Company's operations include
                                       exploration and production of oil and gas,
                                       electric power generation, and coal and
                                       minerals operations. Exxon Mobil also
                                       manufactures and markets fuels, lubricants,
                                       and chemicals.
---------------------------------------------------------------------------------------------

6.            PFIZER                   Pfizer Inc. is a research-based, global          1.8%
                                       pharmaceutical company that discovers,
                                       develops, manufactures, and markets medicines
                                       for humans and animals. The Company's
                                       products include prescription
                                       pharmaceuticals, non-prescription
                                       self-medications, and animal health products
                                       such as anti-infective medicines and
                                       vaccines.
---------------------------------------------------------------------------------------------

7.            CITIGROUP                Citigroup Inc. is a diversified financial        1.8%
                                       services holding company that provides a
                                       broad range of financial services to consumer
                                       and corporate customers around the world. The
                                       Company's services include investment
                                       banking, retail brokerage, corporate banking,
                                       and cash management products and services.
---------------------------------------------------------------------------------------------

8.            ORACLE                   Oracle Corporation supplies software for         1.8%
                                       enterprise information management. The
                                       Company offers databases and relational
                                       servers, application development and decision
                                       support tools, and enterprise business
                                       applications. Oracle's software runs on
                                       network computers, personal digital
                                       assistants, set-top devices, work-stations,
                                       PCs, minicomputers, mainframes, and massively
                                       parallel computers.
---------------------------------------------------------------------------------------------

9.            NORTEL NETWORKS          Nortel Networks Corporation is an Internet       1.7%
                                       and communications provider with capabilities
                                       spanning optical, wireless, local Internet,
                                       and electronic business. The Company serves
                                       carrier, service provider, and enterprise
                                       customers around the world. Nortel provides
                                       access products, business applications and
                                       services, data and Internet products, and
                                       other products and services.
---------------------------------------------------------------------------------------------

10.           INTERNATIONAL BUSINESS   International Business Machines Corporation      1.6%
              MACHINES                 (IBM) provides customer solutions through the
                                       use of advanced information technology. The
                                       Company's solutions include technologies,
                                       systems, products, services, software, and
                                       financing. IBM offers its products through
                                       its global sales and distribution
                                       organization, as well as through a variety of
                                       third party distributors and resellers.
---------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER S&P 500 INDEX FUND
Portfolio of Investments at August 31, 2000

    REPURCHASE AGREEMENTS--8.3%                                                             PRINCIPAL AMOUNT      VALUE
                                           State Street Bank and Trust Company, 6.57%,
                                             to be repurchased at $2,219,405 on 9/1/2000**
                                             (Cost $2,219,000)                                 $2,219,000      $ 2,219,000
                                           -----------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--0.5%
                                           U.S. Treasury Bill, 5.93%, 10/19/2000
                                             (Cost $138,888)                                      140,000          138,888
                                           -----------------------------------------------------------------------------------
    COMMON STOCKS--91.2%                                                                    NUMBER OF SHARES

    CONSUMER DISCRETIONARY--4.8%
    APPAREL & SHOES--0.1%
                                           Liz Claiborne, Inc.                                        129            5,668
                                           Nike, Inc. "B"                                             559           22,115
                                           Reebok International Ltd.*                                  56            1,075
                                           -----------------------------------------------------------------------------------
                                                                                                                    28,858

    DEPARTMENT & CHAIN STORES--3.7%
                                           Bed Bath & Beyond, Inc.*                                   596           10,467
                                           Best Buy Co., Inc.*                                        346           21,365
                                           CVS Corp.                                                  673           24,985
                                           Costco Wholesale Corp.*                                    741           25,518
                                           Dollar General Corp.                                       715           14,702
                                           Federated Department Stores, Inc.*                         476           13,149
                                           Gap, Inc.                                                1,580           35,451
                                           Home Depot, Inc.                                         4,174          200,613
                                           J.C. Penney Co., Inc.                                      632            8,848
                                           Kmart Corp.*                                             1,185            8,295
                                           Kohl's Corp.*                                              608           34,048
                                           Lowe's Companies, Inc.                                     760           34,057
                                           May Department Stores                                      771           17,685
                                           Nordstrom, Inc.                                            121            2,087
                                           Sears, Roebuck & Co.                                       767           23,921
                                           TJX Companies, Inc. (New)                                  540           10,159
                                           Target Corp.                                             1,547           35,968
                                           The Limited, Inc.                                          773           15,460
                                           Wal-Mart Stores, Inc.                                    8,073          382,963
                                           Walgreen Co.                                             1,942           63,843
                                           -----------------------------------------------------------------------------------
                                                                                                                   983,584

    HOME FURNISHINGS--0.1%
                                           Newell Rubbermaid, Inc.                                    568           14,733
                                           -----------------------------------------------------------------------------------

    HOTELS & CASINOS--0.2%
                                           Carnival Corp. "A"                                       1,213           24,184
                                           Harrah's Entertainment, Inc.*                              237            6,725
                                           Hilton Hotels Corp.                                        808            8,080
                                           Marriott International, Inc. "A"                           379           14,971
                                           -----------------------------------------------------------------------------------
                                                                                                                    53,960

    RECREATIONAL PRODUCTS--0.1%
                                           Brunswick Corp.                                             82            1,538
                                           Harley-Davidson, Inc.                                      589           29,340
                                           Mattel, Inc.                                               732            7,229
                                           -----------------------------------------------------------------------------------
                                                                                                                    38,107

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    RESTAURANTS--0.4%
                                           McDonald's Corp.                                         2,508      $    74,926
                                           Starbucks Corp.*                                           395           14,467
                                           Tricon Global Restaurants*                                 267            7,776
                                           Wendy's International, Inc.                                 97            1,831
                                           -----------------------------------------------------------------------------------
                                                                                                                    99,000

    SPECIALTY RETAIL--0.2%
                                           AutoZone, Inc.*                                            298            6,705
                                           Circuit City Stores, Inc.                                  419           10,868
                                           Office Depot, Inc.*                                        707            5,170
                                           Staples, Inc.*                                             960           14,760
                                           Tiffany & Co.                                              213            8,866
                                           Toys "R" Us, Inc.*                                         447            8,130
                                           -----------------------------------------------------------------------------------
                                                                                                                    54,499
------------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.4%
    ALCOHOL & TOBACCO--1.0%
                                           Adolph Coors Company                                        94            5,599
                                           Anheuser-Busch Companies, Inc.                             848           66,833
                                           Brown-Forman Corp. "B"                                      36            1,908
                                           Philip Morris Companies, Inc.                            4,289          127,062
                                           Seagram Co., Ltd.                                          872           52,483
                                           UST, Inc.                                                  142            3,071
                                           -----------------------------------------------------------------------------------
                                                                                                                   256,956

    CONSUMER ELECTRONICS &
      PHOTOGRAPHIC--0.2%
                                           Eastman Kodak Co.                                          639           39,778
                                           Energizer Holdings, Inc.*                                    1               20
                                           Maytag Corp.                                               200            7,625
                                           Whirlpool Corp.                                            200            7,600
                                           -----------------------------------------------------------------------------------
                                                                                                                    55,023

    FARMING--0.0%
                                           Archer-Daniels-Midland Co.                               1,255           11,057
                                           -----------------------------------------------------------------------------------

    FOOD & BEVERAGE--2.6%
                                           Albertson's, Inc.                                          883           18,985
                                           Bestfoods                                                  439           31,004
                                           Campbell Soup Co.                                          603           15,301
                                           Coca-Cola Co.                                            4,448          234,076
                                           Coca-Cola Enterprises                                      620           11,547
                                           ConAgra, Inc.                                              991           18,148
                                           General Mills, Inc.                                        651           20,913
                                           H.J. Heinz Co.                                             752           28,670
                                           Hershey Foods Corp.                                        299           12,764
                                           Kellogg Co.                                                573           13,286
                                           Kroger Co.*                                              1,682           38,160
                                           Nabisco Group Holdings                                     677           18,998
                                           PepsiCo, Inc.                                            2,735          116,579
                                           Quaker Oats Co.                                            287           19,498
                                           Ralston Purina Group                                       402            9,095
                                           Safeway, Inc.*                                             922           45,466
                                           Sara Lee Corp.                                           1,760           32,780
                                           William Wrigley Jr. Co.                                    141           10,443
                                           -----------------------------------------------------------------------------------
                                                                                                                   695,713

    PACKAGE GOODS/
      COSMETICS--1.6%
                                           Avon Products, Inc.                                        465           18,222
                                           Clorox Co.                                                 521           18,854
                                           Colgate-Palmolive Co.                                    1,132           57,661
                                           Gillette Co.                                             2,024           60,720
                                           Kimberly-Clark Corp.                                     1,106           64,701
                                           Procter & Gamble Co.                                     2,319          143,343
                                           Unilever NV (New York Shares)                            1,142           53,959
                                           -----------------------------------------------------------------------------------
                                                                                                                   417,460

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    TEXTILES--0.0%
                                           VF Corp.                                                   132      $     3,020
                                           -----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    HEALTH--9.6%
    BIOTECHNOLOGY--1.3%
                                           Amgen, Inc.*                                             1,845          139,874
                                           Biogen, Inc.*                                              239           16,521
                                           MedImmune, Inc.*                                           352           29,612
                                           PE Corp-PE Biosystems Group                                378           37,186
                                           Pharmacia Corp.                                          2,250          131,766
                                           -----------------------------------------------------------------------------------
                                                                                                                   354,959

    HEALTH INDUSTRY SERVICES--0.4%
                                           Cardinal Health, Inc.                                      549           44,915
                                           HEALTHSOUTH Corp.*                                         255            1,562
                                           Humana Inc.*                                               442            3,785
                                           IMS Health, Inc.                                           341            6,436
                                           McKesson HBOC, Inc.                                        612           15,262
                                           PerkinElmer, Inc.                                          126           11,332
                                           Quintiles Transnational Corp.*                             271            3,777
                                           Wellpoint Health Networks, Inc.*                            88            7,596
                                           -----------------------------------------------------------------------------------
                                                                                                                    94,665

    HOSPITAL MANAGEMENT--0.3%
                                           HCA--The Healthcare Corporation                          1,072           36,984
                                           Tenet Healthcare Corp.                                     683           21,173
                                           UnitedHealth Group Inc.                                    263           24,854
                                           -----------------------------------------------------------------------------------
                                                                                                                    83,011

    MEDICAL SUPPLY & SPECIALTY--1.0%
                                           Bausch & Lomb, Inc.                                         41            1,466
                                           Baxter International, Inc.                                 554           46,120
                                           Becton, Dickinson & Co.                                    350           10,544
                                           Biomet, Inc.                                               417           14,083
                                           Boston Scientific Corp.*                                   805           15,245
                                           C.R. Bard, Inc.                                            142            6,931
                                           Guidant Corp.*                                             529           35,608
                                           Mallinckrodt, Inc.                                         180            8,111
                                           Medtronic, Inc.                                          2,113          108,291
                                           St. Jude Medical, Inc.*                                    183            7,251
                                           -----------------------------------------------------------------------------------
                                                                                                                   253,650

    PHARMACEUTICALS--6.6%
                                           Abbott Laboratories                                      2,918          127,662
                                           Allergan, Inc.                                             264           19,305
                                           Alza Corp.*                                                146           11,041
                                           American Home Products Corp.                             2,461          133,355
                                           Bristol-Myers Squibb Co.                                 3,527          186,931
                                           Eli Lilly & Co.                                          2,123          154,979
                                           Johnson & Johnson                                        2,495          229,384
                                           Merck & Co., Inc.                                        4,142          289,422
                                           Pfizer, Inc.                                            11,421          493,958
                                           Schering-Plough Corp.                                    2,767          111,026
                                           Watson Pharmaceuticals, Inc.*                              228           14,065
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,771,128
------------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--8.1%
    CELLULAR TELEPHONE--0.6%
                                           Nextel Communications, Inc. "A"*                         1,342           74,397
                                           Sprint Corp. (PCS Group)*                                1,704           85,519
                                           -----------------------------------------------------------------------------------
                                                                                                                   159,916

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    TELEPHONE/
      COMMUNICATIONS--7.5%
                                           ADC Telecommunications, Inc.* (b)                        1,282      $    52,482
                                           AT&T Corp.                                               6,755          212,782
                                           Alltel Corp.                                               655           33,118
                                           BellSouth Corp.                                          3,576          133,429
                                           CenturyTel, Inc.                                           148            4,264
                                           Global Crossing Ltd.*                                    1,669           50,174
                                           JDS Uniphase Corp.*                                      1,686          210,118
                                           Nortel Networks Corp.                                    5,460          445,331
                                           Qwest Communications International Inc.*                 2,925          151,003
                                           SBC Communications, Inc.                                 6,127          255,802
                                           Sprint Corp.                                             1,678           56,213
                                           Verizon Communications                                   4,872          212,541
                                           WorldCom, Inc.*                                          5,301          193,486
                                           -----------------------------------------------------------------------------------
                                                                                                                 2,010,743
------------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--12.2%
    BANKS--4.7%
                                           AmSouth Bancorp.                                           424            7,738
                                           BB&T Corp.                                                 484           13,098
                                           Bank One Corp.                                           2,248           79,242
                                           Bank of America Corp.                                    2,919          156,349
                                           Bank of New York Co., Inc.                               1,328           69,637
                                           Chase Manhattan Corp.                                    2,266          126,613
                                           Comerica, Inc.                                             350           19,709
                                           Fifth Third Bancorp.                                       956           44,155
                                           First Union Corp.                                        1,994           57,701
                                           Firstar Corp.                                            1,918           45,792
                                           FleetBoston Financial Corp.                              1,794           76,581
                                           Golden West Financial Corp.                                169            8,049
                                           Huntington Bancshares, Inc.                                205            3,459
                                           J.P. Morgan & Co., Inc.                                    254           42,466
                                           KeyCorp                                                    881           17,785
                                           MBNA Corp.                                               1,649           58,230
                                           National City Corp.                                        907           18,990
                                           Northern Trust Corp.                                       475           40,048
                                           Old Kent Financial Corp.                                   101            2,961
                                           PNC Bank Corp.                                             636           37,484
                                           Regions Financial Corp.                                    172            3,741
                                           SouthTrust Corp.                                           472           13,305
                                           State Street Corp.                                         299           35,207
                                           Summit Bancorp.                                            127            3,516
                                           SunTrust Banks, Inc.                                       655           32,341
                                           US Bancorp                                               1,567           34,082
                                           Union Planters Corp.                                        78            2,364
                                           Wachovia Corp.                                             472           27,051
                                           Washington Mutual, Inc.                                  1,187           41,545
                                           Wells Fargo Co.                                          3,084          133,190
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,252,429

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    CONSUMER FINANCE--2.9%
                                           American Express Co.                                     2,362      $   139,653
                                           Associates First Capital Corp.                           1,442           40,556
                                           Capital One Finance Corp.                                  293           17,672
                                           Citigroup, Inc.                                          8,134          474,822
                                           Household International, Inc.                              951           45,648
                                           Mellon Financial Corp.                                     918           41,539
                                           Synovus Financial Corp.                                    264            5,198
                                           -----------------------------------------------------------------------------------
                                                                                                                   765,088

    INSURANCE--2.8%
                                           AFLAC, Inc. (b)                                            554           29,916
                                           Aetna, Inc.                                                204           11,411
                                           Allstate Corp.                                           1,408           40,920
                                           American General Corp.                                     527           38,372
                                           American International Group, Inc.                       4,161          370,849
                                           Aon Corp.                                                  544           20,298
                                           Chubb Corp.                                                348           26,644
                                           Cigna Corp.                                                348           33,843
                                           Cincinnati Financial Corp.                                 301           11,701
                                           Conseco, Inc.                                              684            5,771
                                           Hartford Financial Services Group, Inc.                    401           26,717
                                           Jefferson Pilot Corp.                                      105            6,950
                                           Lincoln National Corp.                                     431           23,274
                                           MBIA, Inc.                                                 120            7,890
                                           MGIC Investment Corp.                                      223           13,115
                                           Progressive Corp.                                           90            6,823
                                           Providian Financial Corp.                                  230           26,436
                                           Safeco Corp.                                               326            8,578
                                           St. Paul Companies, Inc.                                   435           20,717
                                           Torchmark Corp.                                             94            2,638
                                           UnumProvident Corp.                                        340            7,374
                                           -----------------------------------------------------------------------------------
                                                                                                                   740,237

    OTHER FINANCIAL COMPANIES--1.8%
                                           CIT Group, Inc.                                            576           10,080
                                           Charter One Financial, Inc.                                191            4,536
                                           Countrywide Credit Industries, Inc.                        248            9,393
                                           Federal Home Loan Mortgage Corp.                         1,362           57,374
                                           Federal National Mortgage Association                    1,843           99,061
                                           Lehman Brothers Holdings, Inc.                             197           28,565
                                           Marsh & McLennan Companies, Inc.                           526           62,462
                                           Morgan Stanley Dean Witter & Co.                         2,028          218,137
                                           USA Education Inc.                                         202            7,916
                                           -----------------------------------------------------------------------------------
                                                                                                                   497,524
------------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.1%
    ADVERTISING--0.2%
                                           Interpublic Group of Companies, Inc.                       640           24,480
                                           Omnicom Group, Inc.                                        348           29,036
                                           Young & Rubicam, Inc.                                       78            4,563
                                           -----------------------------------------------------------------------------------
                                                                                                                    58,079

    BROADCASTING & ENTERTAINMENT--2.3%
                                           Clear Channel Communications, Inc.*                      1,039           75,198
                                           The Walt Disney Co.                                      3,681          143,329
                                           Time Warner, Inc.                                        2,351          201,010
                                           Viacom, Inc "B"*                                         2,761          185,850
                                           -----------------------------------------------------------------------------------
                                                                                                                   605,387

    CABLE TELEVISION--0.3%
                                           Comcast Corp. "A" *                                      1,753           65,299
                                           -----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    PRINT MEDIA--0.3%
                                           Gannett Co., Inc.                                          572      $    32,390
                                           Harcourt General, Inc.                                     165            9,787
                                           Knight-Ridder, Inc.                                        184           10,051
                                           New York Times Co. "A"                                     182            7,132
                                           Tribune Co.                                                678           24,196
                                           -----------------------------------------------------------------------------------
                                                                                                                    83,556
------------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--3.3%
    EDP SERVICES--0.6%
                                           Automatic Data Processing, Inc.                          1,200           71,550
                                           Electronic Data Systems Corp.                              811           40,398
                                           First Data Corp.                                           662           31,569
                                           Sapient Corp.*                                             240           12,600
                                           -----------------------------------------------------------------------------------
                                                                                                                   156,117

    ENVIRONMENTAL SERVICES--0.2%
                                           Transocean Sedo Forex, Inc.                                312           18,642
                                           Waste Management, Inc.                                   1,262           23,899
                                           -----------------------------------------------------------------------------------
                                                                                                                    42,541

    INVESTMENT--1.1%
                                           Bear Stearns Companies, Inc.                               247           16,564
                                           Charles Schwab Corp.                                     2,447           93,445
                                           Franklin Resources, Inc.                                   548           20,824
                                           Merrill Lynch & Co., Inc.                                  679           98,455
                                           Paine Webber Group, Inc.                                   300           21,450
                                           Stilwell Financial, Inc.*                                  484           23,413
                                           T. Rowe Price & Associates, Inc.                           283           12,806
                                           -----------------------------------------------------------------------------------
                                                                                                                   286,957

    MISCELLANEOUS COMMERCIAL
      SERVICES--0.6%
                                           Convergys Corp.*                                           311           12,168
                                           Ecolab, Inc.                                               122            4,750
                                           NCR Corp.*                                                 203            8,196
                                           Paychex, Inc.                                              752           33,558
                                           Sabre Group Holdings, Inc. "A"                             158            4,404
                                           Siebel Systems, Inc.*                                      354           69,738
                                           Sysco Corp.                                                709           30,000
                                           Tektronix Inc.                                             117            8,914
                                           -----------------------------------------------------------------------------------
                                                                                                                   171,728

    MISCELLANEOUS CONSUMER SERVICES--0.6%
                                           Cendant Corp.*                                           1,378           18,172
                                           H & R Block, Inc.                                           85            3,049
                                           Txu Corp.                                                  567           19,810
                                           Yahoo!, Inc.*                                              981          119,191
                                           -----------------------------------------------------------------------------------
                                                                                                                   160,222

    PRINTING/PUBLISHING--0.2%
                                           Dow Jones & Co., Inc.                                      226           14,139
                                           Dun & Bradstreet Corp. (New)                               143            4,719
                                           Equifax, Inc.                                              118            3,002
                                           McGraw-Hill, Inc.                                          427           26,447
                                           -----------------------------------------------------------------------------------
                                                                                                                    48,307
------------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.8%
    AEROSPACE--0.7%
                                           B.F. Goodrich Co.                                           88            3,592
                                           Boeing Co.                                               1,565           83,923
                                           Lockheed Martin Corp.                                      783           22,218
                                           Northrop Grumman Corp.                                     171           13,306
                                           Rockwell International Corp.                               380           15,366
                                           United Technologies Corp.                                  936           58,442
                                           -----------------------------------------------------------------------------------
                                                                                                                   196,847

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    AUTOMOBILES--0.7%
                                           Cummins Engine Co., Inc.                                   129      $     4,580
                                           Dana Corp.                                                 349            8,616
                                           Delphi Automotive Systems Corp.                            978           16,076
                                           Eaton Corp.                                                186           12,346
                                           Ford Motor Co.                                           3,317           80,230
                                           General Motors Corp.                                       907           65,474
                                           Genuine Parts Co.                                          124            2,550
                                           -----------------------------------------------------------------------------------
                                                                                                                   189,872

    CONSTRUCTION/AGRICULTURAL
      EQUIPMENT--0.2%
                                           Caterpillar, Inc.                                          745           27,379
                                           Deere & Co.                                                304           10,013
                                           PACCAR, Inc.                                               225            9,548
                                           -----------------------------------------------------------------------------------
                                                                                                                    46,940

    LEASING COMPANIES--0.0%
                                           Ryder System, Inc.                                         209            4,010
                                           -----------------------------------------------------------------------------------

    TELECOMMUNICATIONS EQUIPMENT--1.2%
                                           Andrew Corp.*                                              176            5,214
                                           Lucent Technologies, Inc.                                5,895          246,485
                                           Scientific-Atlanta, Inc.                                   264           20,576
                                           Tellabs, Inc.*                                             713           40,062
                                           -----------------------------------------------------------------------------------
                                                                                                                   312,337

    TIRES--0.0%
                                           Goodyear Tire & Rubber Co.                                 363            8,485
                                           -----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--8.5%
    CHEMICALS--0.7%
                                           Dow Chemical Co.                                         1,300           34,044
                                           E.I. du Pont de Nemours & Co.                            2,005           89,974
                                           Eastman Chemical Co.                                       181            7,806
                                           Hercules, Inc.                                             347            4,598
                                           Mead Corp.                                                 309            8,285
                                           Praxair, Inc.                                              365           16,151
                                           Rohm & Haas Co.                                            466           13,485
                                           Sigma-Aldrich Corp.                                        253            7,353
                                           Union Carbide Corp.                                        149            5,969
                                           -----------------------------------------------------------------------------------
                                                                                                                   187,665

    CONTAINERS & PAPER--0.3%
                                           Boise Cascade Corp.                                        175            5,228
                                           Crown Cork & Seal Co.                                      107            1,384
                                           Fort James Corp.                                           408           12,903
                                           International Paper Co.                                    773           24,639
                                           Sealed Air Corp.*                                          182            9,339
                                           Temple-Inland, Inc.                                        145            6,153
                                           Willamette Industries                                      265            8,083
                                           -----------------------------------------------------------------------------------
                                                                                                                    67,729

    DIVERSIFIED MANUFACTURING--5.4%
                                           Cooper Industries, Inc.                                     51            1,801
                                           Dover Corp.                                                444           21,700
                                           Fortune Brands, Inc.                                       229            5,840
                                           General Electric Co.                                    18,003        1,056,551
                                           Honeywell International, Inc.                            1,433           55,260
                                           ITT Industries, Inc.                                       210            7,061
                                           Leggett & Platt                                            284            5,023
                                           Loews Corp.                                                229           18,535
                                           Minnesota Mining & Manufacturing Co.                       659           61,287
                                           TRW, Inc.                                                  156            7,127
                                           Textron, Inc.                                              279           15,641
                                           Thermo Electron Corp.*                                     378            8,789
                                           Tyco International Ltd.                                  3,021          172,197
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,436,812

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    ELECTRICAL PRODUCTS--0.2%
                                           American Power Conversion Corp.*                           418      $     9,954
                                           Emerson Electric Co.                                       853           56,458
                                           -----------------------------------------------------------------------------------
                                                                                                                    66,412

    HAND TOOLS--0.1%
                                           Black & Decker Corp.                                       146            5,849
                                           Danaher Corp.                                              313           17,587
                                           Stanley Works                                               21              562
                                           -----------------------------------------------------------------------------------
                                                                                                                    23,998

    INDUSTRIAL SPECIALTY--1.2%
                                           Avery Dennison Corp.                                       259           14,002
                                           Corning, Inc.                                              528          173,151
                                           Johnson Controls, Inc.                                     192           10,260
                                           Novellus Systems*                                          257           15,822
                                           PPG Industries, Inc.                                       395           15,998
                                           Pall Corp.                                                 353            7,545
                                           QUALCOMM Inc.*                                           1,327           79,454
                                           Sherwin-Williams Co.                                       376            8,648
                                           -----------------------------------------------------------------------------------
                                                                                                                   324,880

    MACHINERY/COMPONENTS/ CONTROLS--0.4%
                                           Illinois Tool Works, Inc.                                  623           34,927
                                           Ingersoll-Rand Co.                                         352           16,038
                                           Millipore Corp.                                            123            7,488
                                           Parker-Hannifin Corp.                                      291           10,130
                                           Pitney Bowes, Inc.                                         522           19,086
                                           Visteon Corporation                                        349            5,483
                                           -----------------------------------------------------------------------------------
                                                                                                                    93,152

    OFFICE EQUIPMENT/ SUPPLIES--0.1%
                                           Lexmark International Group, Inc. "A"*                     272           18,445
                                           Xerox Corp.                                              1,294           20,785
                                           -----------------------------------------------------------------------------------
                                                                                                                    39,230

    SPECIALTY CHEMICALS--0.1%
                                           Air Products & Chemicals, Inc.                             453           16,450
                                           F M C Corp.                                                 40            2,713
                                           -----------------------------------------------------------------------------------
                                                                                                                    19,163

    WHOLESALE DISTRIBUTORS--0.0%
                                           W.W. Grainger, Inc.                                        196            5,660
                                           -----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--24.9%
    COMPUTER SOFTWARE--5.8%
                                           Adobe Systems, Inc.                                        221           28,730
                                           America Online, Inc.*                                    4,215          247,104
                                           Autodesk, Inc.                                             172            4,838
                                           BMC Software, Inc.*                                        481           12,987
                                           Citrix Systems, Inc.*                                      398            8,756
                                           Computer Associates International, Inc.                  1,145           36,354
                                           Compuware Corp.*                                           728            7,690
                                           Comverse Technologies, Inc.*                               308           28,317
                                           Microsoft Corp.*                                         9,594          669,781
                                           Oracle Corp.*                                            5,166          469,783
                                           Parametric Technology Corp.*                               540            7,223
                                           PeopleSoft, Inc.*                                          583           18,802
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,540,365

    DIVERSE ELECTRONIC PRODUCTS--2.1%
                                           Applied Materials, Inc.*                                 1,442          124,463
                                           Dell Computer Corp.*                                     4,645          202,638
                                           Molex Incorporated                                         385           20,333
                                           Motorola, Inc.                                           3,863          139,309
                                           Solectron Corp.*                                         1,101           49,889
                                           Teradyne, Inc.*                                            271           17,564
                                           -----------------------------------------------------------------------------------
                                                                                                                   554,196

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    EDP PERIPHERALS--2.1%
                                           EMC Corp.*                                               3,942      $   386,316
                                           Mercury Interactive Corp.*                                 164           20,039
                                           Network Appliance, Inc.*                                   578           67,626
                                           VERITAS Software Corp.*                                    696           83,912
                                           -----------------------------------------------------------------------------------
                                                                                                                   557,893

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--4.2%
                                           Adaptec, Inc.*                                             234            5,733
                                           Altera Corp.*                                              683           44,267
                                           Analog Devices, Inc.*                                      663           66,631
                                           Broadcom Corp. "A"*                                        402          100,500
                                           Cisco Systems, Inc.*                                    12,687          869,059
                                           Gateway, Inc.*                                             628           42,767
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,128,957

    ELECTRONIC DATA PROCESSING--4.5%
                                           Apple Computer, Inc.*                                      546           33,272
                                           Ceridian Corp.*                                            143            3,459
                                           Compaq Computer Corp.                                    3,027          103,107
                                           Hewlett-Packard Co.                                      1,856          224,112
                                           International Business Machines Corp.                    3,210          423,720
                                           Radio Shack Corp.                                          308           18,172
                                           Seagate Technology, Inc.*                                  400           23,750
                                           Sun Microsystems, Inc.*                                  2,879          365,453
                                           Unisys Corp.*                                              701            9,113
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,204,158

    MILITARY ELECTRONICS--0.2%
                                           Computer Sciences Corp.*                                   269           21,268
                                           General Dynamics Corp.                                     435           27,378
                                           Raytheon Co. "B"                                           737           20,498
                                           -----------------------------------------------------------------------------------
                                                                                                                    69,144

    OFFICE/PLANT AUTOMATION--0.3%
                                           Cabletron Systems, Inc.*                                   391           14,638
                                           Novell, Inc.*                                              664            8,134
                                           Palm, Inc.*                                              1,086           47,784
                                           -----------------------------------------------------------------------------------
                                                                                                                    70,556

    SEMICONDUCTORS--5.5%
                                           Advanced Micro Devices, Inc.*                              622           23,403
                                           Conexant Systems, Inc.*                                    425           15,805
                                           Intel Corp.                                             12,201          913,550
                                           KLA Tencor Corp.*                                          289           18,966
                                           LSI Logic Corp.*                                           611           21,958
                                           Linear Technology Corp.                                    609           43,810
                                           Maxim Integrated Products Inc.*                            555           48,667
                                           Micron Technology, Inc.*                                   987           80,687
                                           National Semiconductor Corp.*                              369           16,421
                                           Sanmina Corp.*                                             275           32,450
                                           Texas Instruments, Inc.                                  3,148          210,719
                                           Xilinx, Inc.*                                              559           49,681
                                           -----------------------------------------------------------------------------------
                                                                                                                 1,476,117

    MISCELLANEOUS--0.2%
                                           Agilent Technologies, Inc.*                                790           47,645
                                           -----------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

    ENERGY--5.6%
    ENGINEERING--0.0%
                                           Fluor Corp.                                                208            6,227
                                           -----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.  21

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    OIL & GAS PRODUCTION--3.6%
                                           Anadarko Petroleum Corp.                                   409      $    26,960
                                           Apache Corp.                                               171           10,773
                                           Burlington Resources, Inc.                                 422           16,590
                                           Coastal Corp.                                              431           29,685
                                           Conoco, Inc. "B"                                         1,198           31,298
                                           Devon Energy Corp.*                                        223           13,059
                                           Exxon Mobil Corp.                                        6,297          513,993
                                           Kerr-McGee Corp.                                            89            5,624
                                           Occidental Petroleum Corp.                                 753           16,284
                                           Royal Dutch Petroleum Co. (New York shares)              4,020          245,974
                                           Texaco, Inc.                                               887           45,680
                                           Tosco Corp.                                                381           11,621
                                           -----------------------------------------------------------------------------------
                                                                                                                   967,541

    OIL COMPANIES--0.7%
                                           Amerada Hess Corp.                                         226           15,467
                                           Chevron Corp.                                            1,119           94,555
                                           Phillips Petroleum Co.                                     560           34,650
                                           USX Marathon Group                                         618           16,956
                                           Unocal Corp.                                               527           17,589
                                           -----------------------------------------------------------------------------------
                                                                                                                   179,217

    OIL/GAS TRANSMISSION--0.7%
                                           El Paso Energy Corporation                                 449           26,154
                                           Enron Corp.                                              1,304          110,677
                                           Sempra Energy                                              491            9,575
                                           Williams Companies, Inc.                                   888           40,903
                                           -----------------------------------------------------------------------------------
                                                                                                                   187,309

    OILFIELD SERVICES/ EQUIPMENT--0.6%
                                           Baker Hughes, Inc.                                         683           24,972
                                           Halliburton Co.                                            864           45,792
                                           Rowan Companies, Inc.*                                     240            7,440
                                           Schlumberger Ltd.                                          975           83,180
                                           -----------------------------------------------------------------------------------
                                                                                                                   161,384
------------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--0.5%
    PRECIOUS METALS--0.1%
                                           Barrick Gold Corp.                                         832           13,260
                                           Newmont Mining Corp.                                       427            7,926
                                           Placer Dome Inc.                                           270            2,413
                                           -----------------------------------------------------------------------------------
                                                                                                                    23,599

    STEEL & METALS--0.4%
                                           Alcan Aluminium Ltd.                                       535           17,542
                                           Alcoa, Inc.                                              1,700           56,525
                                           Nucor Corp.                                                207            7,607
                                           Phelps Dodge Corp.                                         197            8,767
                                           USX-US Steel Group, Inc.                                   359            6,238
                                           -----------------------------------------------------------------------------------
                                                                                                                    96,679
------------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.2%
    BUILDING MATERIALS--0.0%
                                           Vulcan Materials Co.                                        79            3,501
                                           -----------------------------------------------------------------------------------

    BUILDING PRODUCTS--0.1%
                                           Georgia-Pacific Group                                      241            6,447
                                           Masco Corp.                                              1,016           19,812
                                           Owens Corning                                               57              296
                                           -----------------------------------------------------------------------------------
                                                                                                                    26,555

    FOREST PRODUCTS--0.1%
                                           Westvaco Corp.                                             269            7,364
                                           Weyerhaeuser Co.                                           444           20,563
                                           -----------------------------------------------------------------------------------
                                                                                                                    27,927

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            NUMBER OF SHARES      VALUE

    TRANSPORTATION--0.5%
    AIR FREIGHT--0.1%
                                           FedEx Corp.*                                               462      $    18,642
                                           -----------------------------------------------------------------------------------

    AIRLINES--0.2%
                                           AMR Corp. (b)                                              327           10,730
                                           Delta Air Lines, Inc.                                      163            8,069
                                           Southwest Airlines Co.                                   1,053           23,824
                                           US Airways Group, Inc.*                                     69            2,346
                                           -----------------------------------------------------------------------------------
                                                                                                                    44,969

    RAILROADS--0.2%
                                           Burlington Northern Santa Fe Corp.                         683           15,282
                                           CSX Corp.                                                  462           11,030
                                           Norfolk Southern Corp.                                     510            8,192
                                           Union Pacific Corp.                                        560           22,260
                                           -----------------------------------------------------------------------------------
                                                                                                                    56,764
------------------------------------------------------------------------------------------------------------------------------

    UTILITIES--1.7%
    ELECTRIC UTILITIES--1.5%
                                           AES Corp.* (b)                                             839           53,486
                                           Ameren Corp.                                                79            3,195
                                           American Electric Power Co.                                637           22,454
                                           CINergy Corp.                                              137            4,024
                                           CMS Energy Corp.                                           286            7,472
                                           Carolina Power and Light, Inc.                              92            3,404
                                           Consolidated Edison, Inc.                                  486           15,218
                                           Constellation Energy Group                                 386           14,764
                                           DTE Energy Co.                                             139            4,830
                                           Dominion Resources, Inc.                                   554           29,362
                                           Duke Energy Corp.                                          763           57,082
                                           Edison International                                       746           15,433
                                           Entergy Corp.                                              537           16,345
                                           FPL Group, Inc.                                            438           23,378
                                           FirstEnergy Corp.                                          271            6,707
                                           Florida Progress Corp.                                     257           13,332
                                           GPU, Inc.                                                  409           12,526
                                           PG&E Corp.                                                 465           13,456
                                           Peco Energy Co.                                            248           11,951
                                           Pinnacle West Capital Corp.                                 74            3,048
                                           Public Service Enterprise Group                            473           17,146
                                           Southern Co.                                             1,330           39,817
                                           Unicom Corp.                                               402           18,366
                                           -----------------------------------------------------------------------------------
                                                                                                                   406,796

    NATURAL GAS DISTRIBUTION--0.2%
                                           Columbia Energy Group                                      198           13,897
                                           Eastern Enterprises                                         24            1,518
                                           KeySpan Corporation                                        244            8,403
                                           PPL Corp.                                                   74            2,479
                                           Reliant Energy, Inc.                                       614           22,795
                                           -----------------------------------------------------------------------------------
                                                                                                                    49,092

    MISCELLANEOUS--0.0%
                                           Xcel Energy Inc.                                           149            3,734
                                           -----------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $23,800,260)                                                   24,305,672
                                           -----------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                           (Cost $26,158,148) (a)                                               26,663,560
                                           -----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  23

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $26,161,638. At August 31, 2000, net unrealized appreciation for all securities based on tax cost was $501,922. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,617,312 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,115,390.

(b) At August 31, 2000, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

    At August 31, 2000, open futures contracts purchased were as follows:

                                                                                             AGGREGATE        MARKET
                             FUTURES                            EXPIRATION    CONTRACTS    FACE VALUE($)     VALUE($)
      ---------------------------------------------------------------------------------------------------------------------
      S&P 500 Index                                             9/15/2000         6          2,210,736      $2,281,500
      ---------------------------------------------------------------------------------------------------------------------
      Total unrealized appreciation on open futures
        contracts                                                                                               70,764
      ---------------------------------------------------------------------------------------------------------------------

 24 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of August 31, 2000

ASSETS
Investments in securities, at value (cost $26,158,148)          $26,663,560
---------------------------------------------------------------------------
Cash                                                                    284
---------------------------------------------------------------------------
Dividends receivable                                                 29,456
---------------------------------------------------------------------------
Interest receivable                                                     707
---------------------------------------------------------------------------
Receivable for Fund shares sold                                      24,050
---------------------------------------------------------------------------
Receivable for daily variation margin on open futures
contracts                                                            26,100
---------------------------------------------------------------------------
Due from Adviser                                                     64,785
---------------------------------------------------------------------------
TOTAL ASSETS                                                     26,808,942
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    50,665
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                    101,060
---------------------------------------------------------------------------
Other accrued expenses                                               20,480
---------------------------------------------------------------------------
Total liabilities                                                   172,205
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $26,636,737
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    34,228
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investments                                                       505,412
---------------------------------------------------------------------------
  Futures                                                            70,764
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                                (18,362)
---------------------------------------------------------------------------
Paid-in capital                                                  26,044,695
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $26,636,737
---------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($21,780,877/2,270,454 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                        $ 9.59
---------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of $9.59)              $10.04
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge)
  per share ($2,524,702/263,891 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                 $ 9.57
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge)
  per share ($2,331,158/243,670 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                 $ 9.57
---------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  25

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the period April 3, 2000 (commencement of operations) to August 31,
2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $537)               $  57,126
-------------------------------------------------------------------------
Interest                                                           40,204
-------------------------------------------------------------------------
Total income                                                       97,330
-------------------------------------------------------------------------
Expenses:
Management fee                                                     20,347
-------------------------------------------------------------------------
Services to shareholders                                           15,044
-------------------------------------------------------------------------
Custodian and accounting fees                                      17,114
-------------------------------------------------------------------------
Distribution services fees                                         11,373
-------------------------------------------------------------------------
Administrative services fees                                       12,616
-------------------------------------------------------------------------
Auditing                                                           10,300
-------------------------------------------------------------------------
Legal                                                              11,700
-------------------------------------------------------------------------
Trustees' fees                                                      5,000
-------------------------------------------------------------------------
Reports to shareholders                                            11,422
-------------------------------------------------------------------------
Registration fees                                                  55,800
-------------------------------------------------------------------------
Other                                                               9,050
-------------------------------------------------------------------------
Total expenses, before expense reductions                         179,766
-------------------------------------------------------------------------
Expense reductions                                               (116,664)
-------------------------------------------------------------------------
Total expenses, after expense reductions                           63,102
-------------------------------------------------------------------------
NET INVESTMENT INCOME                                              34,228
-------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                         1,474
-------------------------------------------------------------------------
Futures                                                           (19,836)
-------------------------------------------------------------------------
                                                                  (18,362)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       505,412
-------------------------------------------------------------------------
Futures                                                            70,764
-------------------------------------------------------------------------
                                                                  576,176
-------------------------------------------------------------------------
Net gain (loss) on investment transactions                        557,814
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 592,042
-------------------------------------------------------------------------

 26 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                FOR THE PERIOD
                                                                                APRIL 3, 2000
                                                                         (COMMENCEMENT OF OPERATIONS)
                                                                              TO AUGUST 31, 2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                                            $    34,228
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                                  (18,362)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                                       576,176
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                                         592,042
------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                                         23,369,331
------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                           (2,324,636)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                                    21,044,695
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                 21,636,737
------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                                  5,000,000
------------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income of $34,228)                                                     26,636,737
------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  27

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS


            PER SHARE OPERATING PERFORMANCE                   CLASS A           CLASS B           CLASS C
                                                               2000(a)          2000(a)           2000(a)
Net asset value, beginning of period                            $9.50             9.50              9.50
--------------------------------------------------------  ----------------  ----------------  ----------------
Income from investment operations:
Net investment income (b)                                        0.03             0.00              0.00
--------------------------------------------------------  ----------------  ----------------  ----------------
Net realized and unrealized gain (loss) on investment
transactions                                                     0.06             0.07              0.07
--------------------------------------------------------  ----------------  ----------------  ----------------
Total from investment operations                                 0.09             0.07              0.07
--------------------------------------------------------  ----------------  ----------------  ----------------
Net asset value, end of period                                  $9.59             9.57              9.57
--------------------------------------------------------  ----------------  ----------------  ----------------
TOTAL RETURN (%)(C)(D)                                           0.95**           0.74**            0.74**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                        21,781            2,525             2,331
--------------------------------------------------------  ----------------  ----------------  ----------------
Ratio of expenses before expense reductions (%)                  3.19*            4.18*             4.13*
--------------------------------------------------------  ----------------  ----------------  ----------------
Ratio of expenses after expense reductions (%)                   1.00*            1.75*             1.75*
--------------------------------------------------------  ----------------  ----------------  ----------------
Ratio of net investment income (%)                               0.90*            0.09*             0.09*
--------------------------------------------------------  ----------------  ----------------  ----------------
Portfolio turnover rate (%)                                        43*              43*               43*
--------------------------------------------------------  ----------------  ----------------  ----------------

 * Annualized

** Not annualized

(a) For the period April 3, 2000 (commencement of operations) to August 31,
    2000.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charge.

(d) Total return would have been lower had certain expenses not been waived.

 28 The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper S&P 500 Index Fund (the "Fund") is a
                             diversified series of Kemper Funds Trust (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to

NOTES TO FINANCIAL STATEMENTS

                             be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures as a temporary substitute for purchasing selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             From April 3, 2000 (commencement of operations) through August 31, 2000, the Fund incurred approximately $14,872 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

NOTES TO FINANCIAL STATEMENTS

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the period ended August 31, 2000, investment
                             transactions (excluding short-term investments) are as follows:

                             Purchases  $26,120,119

                             Proceeds from
                             sales        2,321,333

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .40% of the first $100 million of average daily net assets, .36% of the next $100 million, and .34% of average daily net assets in excess of $200 million.
                             Bankers Trust Company serves as sub-adviser with respect to the investment and reinvestment of assets in the Fund, and is paid by Scudder Kemper for its services. The Adviser has agreed to maintain the annualized expenses of the classes of the Fund until April 3, 2001 as follows: Class A shares 1.00%, Class B shares 1.75% and Class C shares 1.75%. The Fund incurred no management fee after an expense waiver by Scudder Kemper for the period ended August 31, 2000.

                             Scudder Kemper agreed to temporarily waive and reimburse certain operating expenses of the Fund. Under this arrangement, Scudder Kemper waived expenses of $71,364 for the period ended August 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the period ended August 31, 2000 aggregated $2,084.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. For the period ended August 31, 2000, the Distribution Fees for Class B shares and Class C shares were $5,716 and $5,657, respectively.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of the Fund. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services were not

NOTES TO FINANCIAL STATEMENTS

                             imposed after an expense waiver by Scudder Kemper for the period ended August 31, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, shareholder services fees of $10,892 were not imposed after an expense waiver by Scudder Kemper for the period ended August 31, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund. Fund accounting fees of $1,292 were not imposed after an expense waiver by Scudder Kemper for the period ended August 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the period ended August 31, 2000, the Fund made no payments to its officers and trustees.

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                                      FOR THE PERIOD APRIL 3, 2000
                                                                                      (COMMENCEMENT OF OPERATIONS)
                                                                                           TO AUGUST 31, 2000
                                                                                      -----------------------------
                                                                                       SHARES             AMOUNT
                                       SHARES SOLD
                                        Class A                                       2,498,742         $18,423,848
                                       ----------------------------------------------------------------------------
                                        Class B                                         271,874           2,565,854
                                       ----------------------------------------------------------------------------
                                        Class C                                         251,264           2,363,275
                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                                        (230,036)         (2,174,460)
                                       ----------------------------------------------------------------------------
                                        Class B                                          (6,231)            (59,889)
                                       ----------------------------------------------------------------------------
                                        Class C                                          (7,594)            (73,933)
                                       ----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                                           1,748              16,354
                                       ----------------------------------------------------------------------------
                                        Class B                                          (1,752)            (16,354)
                                       ----------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                    $21,044,695
                                       ----------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into an arrangement with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expense. During the period ended August 31, 2000, the Fund's custodian fees were reduced by $153 under this arrangement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER S&P 500 INDEX FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper S&P 500 Index Fund, as of August 31, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period April 3, 2000 to August 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with accounting principles generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper S&P 500 Index Fund at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period April 3, 2000 to August 31, 2000, in conformity with accounting principles generally accepted in the United States.

                                                              ERNST & YOUNG LOGO

                                          Chicago, Illinois

                                          October 18, 2000

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY
Trustee                           President                         CAROLINE PEARSON
                                                                    Assistant Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA
Trustee                           Vice President and Secretary      BRENDA LYONS
                                                                    Assistant Treasurer
JAMES R. EDGAR                    JOHN R. HEBBLE
Trustee                           Treasurer
ARTHUR R. GOTTSCHALK              ANN M. MCCREARY
Trustee                           Vice President
FREDERICK T. KELSEY               WILLIAM F. TRUSCOTT
Trustee                           Vice President
THOMAS W. LITTAUER                LINDA J. WONDRACK
Chairman, Trustee and             Vice President
Vice President
                                  MAUREEN E. KANE
KATHRYN L. QUIRK                  Assistant Secretary
Trustee and Vice President
FRED B. RENWICK
Trustee
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Growth
Style prospectus.
KSPF - 2 (10/25/00) 1123120
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)